Exhibit 99.1 cial Deployment of Commer eactorsore Micr10 MW d Nuclear Energy for Mass Deployment Powering Data Centers, Military Bases, Remote Applications, and IndustryStandar esentationAugust 2026 Investor Pr

Disclaimers August 2026

Disclaimer

This presentation (this "presentation") is being delivered to you by Hadron Energy, Inc. ("Hadron" or the "Company") to assist interested parties in making their own evaluation with respect to an investment in Hadron. This presentation is provided for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Hadron. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents without the prior consent of Hadron is prohibited. By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This presentation does not constitute advice or a recommendation regarding any securities. This communication is restricted by law; it is not intended for distribution to, or use by, any person in any jurisdiction where such distribution or use would be contrary to local law or regulation and conveys no right, title or interest in Hadron or the products of its business activities. This presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

No Offer or Solicitation

This presentation and any accompanying oral statements shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities in any jurisdiction. Nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the U.S. Securities and Exchange Commission (the "SEC") meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Representations and Warranties

This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Hadron. Viewers of this presentation should make their own evaluation of Hadron and of the relevance and adequacy of the information, and should make other investigations as they deem necessary. This presentation is not intended to form the basis of any investment decision by any potential investor and does not constitute investment, tax or legal advice. No representations or warranties, express or implied, are or will be given in, or in respect of, this presentation or any other written or other communications transmitted or otherwise made available to any party in the course of its evaluation of Hadron, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof, or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. To the fullest extent permitted by law, in no circumstances will Hadron or any of its subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Hadron disclaims any duty to update the information contained in this presentation.

Industry and Market Data

This presentation includes statistical and other industry and market data that Hadron obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as Hadron's estimates based on such data and its internal sources. Such data and estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight to such data and estimates. Hadron believes that the information from these third party sources is reliable; however, Hadron has not independently verified such data and estimates, makes any representation as to their accuracy or completeness, nor undertakes to update the data from such sources after the date of this presentation. Further, Hadron's business and the industry in which it operates is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by Hadron.

Trademarks

This presentation contains trademarks, service marks, trade names, and copyrights of Hadron and third parties, which are the property of their respective owners, and such use or display in this presentation is not intended to, and does not imply, a relationship with or an endorsement or sponsorship by or of Hadron. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation may appear without the ™, ℠, ®, or © symbols, but such references are not intended to indicate, in any way, that Hadron will not assert, to the fullest extent under applicable law, its rights or the right of the applicable owners, if any, to such trademarks, service marks, trade names, and copyrights.

August 2026 Investor Presentation 02

Disclaimers August 2026

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Hadron's actual results may differ from its expectations, estimates and projections, and consequently, you should not rely on these forward-looking statements as predictive of future events. Forward-looking statements can sometimes be identified by words such as "may," "could," "would," "should," "expect," "possible," "potential," "goal," "opportunity," "project," "believe," "future," "designed," "forecast," "target," "will," "anticipate" and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events. These forward-looking statements include all matters that are not historical facts and include, without limitation, estimates, forecasts or projections regarding Hadron's future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; Hadron's projected commercialization costs and timeline; Hadron's ability to demonstrate scientific and engineering feasibility of its technologies; Hadron's ability to attract, retain and expand its future customer base; Hadron's ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; Hadron's ability to develop products and services and bring them to market in a timely manner; Hadron's ability to compete successfully with energy products and solutions offered by other companies; Hadron's expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; Hadron's ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; Hadron's expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which Hadron's products would provide power, which is outside of Hadron's control; the safety profile of Hadron's technology; the execution and success of any definitive agreements related to partnerships and collaborations between Hadron and third parties; and Hadron's expectations with respect to future performance. These statements are based on management's expectations, assumptions, estimates, projections and beliefs as of the date of this presentation, whether or not identified in this presentation, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These statements are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the control of Hadron that may cause actual results, performance or achievements of Hadron to be materially different from the future results, performance or other expectations expressed or implied by these forward-looking statements. Such risks and uncertainties include risks related to the future performance of Hadron; the risk that Hadron is pursuing an emerging market; regulatory uncertainties and possible changes to applicable laws or regulations; the potential need for financing for future operations; financial, political and legal conditions; the outcome of any government or regulatory proceedings, investigations or inquiries; market volatility and its potential to impact Hadron's ability to meet its financial obligations; increased competition in the energy industry; limited supply of materials and supply chain disruptions; and other risks and uncertainties set forth in the section entitled "Risk Factors" in the definitive proxy statement/prospectus filed by GigCapital7 Corp. (now Hadron Energy, Inc.) with the SEC on April 15, 2026, and in Hadron's Current Report on Form 8-K filed with the SEC on June 1, 2026 in connection with the closing of the business combination, in each case as such risk factors may be updated or supplemented from time to time by Hadron's subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although Hadron believes that the expectations reflected in the forward-looking statements are reasonable, Hadron cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this presentation is as of today's date, unless otherwise stated, and Hadron undertakes no duty to update such information, except as required under applicable law.

August 2026 Investor Presentation 03

Who We Are

August 2026

Reliable, Carbon-Free Power

The Hadron Halo™ Micro Modular Reactor (MMR) can power next-generation data centers, remote communities, military bases, factories & more.


Hadron Energy

10 MWe
ELECTRICAL POWER

45 MWth
THERMAL POWER

6-year
FUELING CYCLE

August 2026 Investor Presentation

04

Board of Directors

August 2026



SAMUEL GIBSON

NON-INDEPENDENT BOARD OF DIRECTORS MEMBER AND CHIEF EXECUTIVE OFFICER

Founder & CEO of Hadron and Halo MMR visionary. He led the completion of Hadron's merger with GigCapital7 resulting in $40m raised and zero debt over 2 years.



RALPH HUNTER

MEMBER OF THE AUDIT AND COMPENSATION COMMITTEES

Globally recognized nuclear executive with 35 years of experience in SMR development. Held CEO and presidential roles at Orion Nuclear & Constellation



BRYAN TIMM

CHAIR OF THE AUDIT COMMITTEE AND MEMBER OF THE COMPENSATION COMMITTEE

Former Columbia Sportswear President/COO/CFO and current GigCapital8 Audit Chair. He brings deep public-company governance, finance, and capital-markets expertise



DR. RALUCA DINU

CHAIR OF THE COMPENSATION COMMITTEE AND MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

CEO of QT Imaging and GigCapital Partner. Semiconductor veteran with global manufacturing, operations, and public-company transaction expertise



ADRIAN ZUCKERMAN

MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE, AND COMPENSATION COMMITTIES

Former U.S. Ambassador to Romania and international attorney. Expert in energy security and geopolitics, providing strategic regulatory and governance leadership



ROBERT LEWIS

MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE, AND THE AUDIT COMMITTEES

Former NRC Deputy Executive Director with 32 years of leadership. Expert in nuclear safety and rulemaking, advising Hadron on licensing and regulatory strategy



RAANAN HOROWITZ

CHAIR OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND MEMBER OF THE AUDIT COMMITTEE

Former Elbit Systems of America CEO, scaling the defense firm to $1.6B. A GigCapital7 director and national security expert with deep experience in global manufacturing and innovation



DR. AVI KATZ

EXECUTIVE CHAIRMAN OF THE BOARD, MEMBER OF THE COMPENSATION, NOMINATING AND CORPORATE GOVERNANCE COMMITTEES

GigCapital Founder and serial PPE issuer with 12+ public listings. 40-year tech innovator and Ph.D. engineer with deep public/private C-suite experience

Board of Directors

August 2026 Investor Presentation

05

TAM

August 2026



~30,000TWh

Global Electricity Demand by 2026 [1]

×



$0.15

Global Average Cost per kWh [2]

=



$4.5T

ESTIMATED ELECTRICITY MARKET

Market Size Estimate

A Massive Market Opportunity

Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026
Source: (2) Clean Energy Wire, Journalism for the Energy Transition

06

TAM

August 2026

Total Addressable Market

Tier 1: **Immediate business development priority.**

Immediate users of Hadron's 10MWe reactor representing low hanging fruit opportunities

$5-9B

DoW Fixed Installations (1)

Fixed Infrastructure Only


15-40 Near-term Candidate Sites (AFCEC & Army)

$6-12B

Remote Industrial & Mining (2)

High Diesel Displacement


50-150 Off-grid Mine Sites

$5-18B

Data Centers & Hyperscale (3)

24/7 Carbon-Free Demand


50-200 Sites

[1] DoD site count and TAM derived from: DOE Office of Nuclear Energy FY2025 Congressional Budget Justification (DOE/CF-0198); AFCEC Nuclear Energy Campus Initiative (NECI) program documentation.

[2] Remote industrial TAM: WoodMackenzie Remote Power Market Outlook 2025; BloombergNEF Advanced Nuclear Market Report 2025.

[3] Data center TAM and site count: IDC Research, Data Center Nuclear Power Survey: Procurement Intentions and Technology Preferences 2025 (IDC #US51234825); BloombergNEF Advanced Nuclear Market Report 2025.

August 2026 Investor Presentation

07

TAM August 2026

Total Addressable Market

Tier 2: **Secondary business development priority**
These markets represent a future opportunity.

$2-5B

Island & Remote Communities

20-50 Addressable Sites

$3-8B

MUNICIPAL & UTILITY MICROGRIDS

100-400 Addressable Site

$4-10B

Industrial Combined Heat & Power

200-500 Addressable Site

$4-10B

Emerging Markets

Long Term Pipeline









[4] Island and remote community TAM and site count: DOE Office of Island Energy, Microreactor Deployment Opportunities for Remote Communities (DOE/EE-2801), 2024; Alaska Energy Authority Emerging Energy Technology Fund program documentation, 2024. Diesel cost range for remote communities: INL Microreactor Program Review FY2024; EPRI Microreactor Market Assessment 2024.

[5] Municipal and utility microgrid TAM: EPRI Microreactor Market Assessment 2024; BloombergNEF Advanced Nuclear Market Report 2025.

[6] Industrial combined heat and power TAM and outlet temperature: EPRI Industrial Decarbonization Pathways: Nuclear Heat Applications and LWR Temperature Envelope (EPRI 3002027193), 2024.

[7] Emerging markets TAM: BloombergNEF Advanced Nuclear Market Report 2025; The Rockefeller Foundation, The Role of Nuclear Energy in Powering Universal Energy Abundance for Emerging Economies, December 2025. Country eligibility limited to US Section 123 Agreement partners per US Department of Energy, 123 Agreements for Peaceful Cooperation registry, 2026.

August 2026 Investor Presentation 08

Industry Tailwinds

August 2026

Compelling Industry Tailwind

Significant market and regulatory tailwinds provide favorable conditions for Hadron Energy.



SIGNIFICANT GOVERNMENT SUPPORT

4 Executive Orders signed in May 2025, ADVANCE Act 2024, and support from NRC / DOE / White House bolster the Nuclear Energy momentum



AI & DATA CENTER ENERGY DEMAND

Electricity demand from AI data centers alone will 4X+ by 2030 [(1)],making MMRs an attractive solution for clean, reliable power



HISTORY OF NRC APPROVAL

Light Water reactors are the only type of designs that have received approval by The U.S. Nuclear Regulatory Commission, with 94 prior approvals, including 1 SMR [(2)]



INVESTOR & HYPERSCALER INTEREST

Companies are exploring MMRs for their energy needs, with Hadron engaged in advanced discussions for data center applications


Hadron Energy

TECHNOLOGICAL ADVANCEMENTS

Continuous advancements in reactor core design, safety features, & digital integration for MMR efficiency and performance based on Naval Reactor technology



GLOBAL PUSH FOR LOW CARBON

A strong push for low-carbon energy solutions to combat climate change is an important driver for MMR market growth

(1) International Energy Agency
(2) United States Nuclear Regulatory Commission

09

Industry Tailwinds August 2026

Federal Support For Nuclear

Evidence of a favorable regulatory environment for nuclear energy.

	MICROREACTOR POLICY TAILWINDS	IMPACT TO HADRON
Executive Orders (Trump 2025)	• Pushes NRC to pursue binding, predictable review timelines • Encourages “recycling” of validated DOE/DOD tests • Eases siting on federal land	• Even though Hadron uses LEU (not HALEU), a faster NRC is equally beneficial for LEU designs • Ability to negotiate pilot sitings on federal sites earlier for demonstration and validation
ADVANCE Act (2024)	• Streamlines the nuclear licensing and environmental review process • Reduces financial barriers and incentivizes new advanced reactors	• Hadron qualifies under MMR guidance, accelerating the review process • Lowers licensing uncertainty and reduces technical and financial risk
Nuclear Regulatory Commission (NRC)	• Quicker regulatory process for small, factory-built reactors like Hadron’s • Use of LEU fuel aligns safety and materials evaluation swith precedents	• Significantly lower regulatory burden on Hadron’s application • May potentially avoid lengthy environmental impact reviews and other regulatory hurdles
Department of Energy (DOE)	• Allocates HALEU, planning fuel supply base, backing pilot deployments • Building out the fuel ecosystem, so reactor projects aren’t starved for fuel	• Efforts signal a favorable policy orientation toward reactor projects • DOE supply-chain and industrial base investments reduce risk for components and infrastructure

August 2026 Investor Presentation 10

echnologyTAugust 2026 One Platform. Endless Energy Applications. edefine eactors ro modular rs micron’Hadr HALO , serving as both power plants and heat versatility ces for a variety of sectors. By integrating sour ocess heat in one deployable electricity and pr on will unlock new economic value, system, Hadr oject timelines, and accelerate the shorten pr e gy infrastructurtransition to sustainable ener worldwide esentationAugust 2026 Investor Pr 11

Technology

August 2026

A Walk Away Safe Design

The Hadron Halo™ is designed with five layers of containment. From the outer shell to the fuel coating, it is designed to be walk-away-safe and community friendly.

1 - Containment Skin

1 inch thick steel containment vessel that surrounds the RPV, serving as a secondary physical barrier



2 - Pressure Vessel

3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant



3 - Zirconium Cladding

Zirconium alloy cladding that surrounds fuel pellets to form a sealed and pressurized fuel pin



4 - Fuel Pellet

UO_2 ceramic fuel pellet retains the majority of fission products within its crystalline matrix



5 - Suppression Pool

Approximately 60,000 gallons of water filled suppression pool that acts as the Ultimate Heat Sink



August 2026 Investor Presentation

12

Technology

August 2026

Hadron's Unique Core Design

Hadron's core uses a proprietary modular lattice of 17x17 rod assemblies which facilitate balanced power distribution, efficient fuel use, and flexible operation from startup to end-of-life

Modular Scalability

Our 10MW requires a fraction of the land compared to wind and solar, making it the most space-efficient path to reliable decarbonization

Improved Power Flattening

Strategic placement of burnable poison in the 17×17 array smooths out excess reactivity, keeping power distribution even across the core

Extended Fuel Cycle

Better flux control means reduced localized burnup, enabling longer fuel cycles and fewer outages forrefueling

Enhanced Reactor Behavior

Less aggressive reactor operation reduces wear and tear on the system, allows finer control, and reduces maintenance



August 2026 Investor Presentation

13

Technology

August 2026

Operational & Commercial Advantages

Built on proven light-water reactor technology, engineered for rapid deployment

Supply Chain Flexibility

Broader supply chain support for lightwater reactors resulting in expedited delivery times

24/7 Uninterrupted Power

Having a constant power supply is indispensable for data centers, where even a brief outage can lead to costly downtime

Ideal for Industrial Applications

Our MMR's 45 MW of thermal power is perfectly suited for a range of industrial applications requiring both process heat and electricity

6-Year LEU Fueling Cycle

The 6-year low enriched uranium fueling cycle drastically reduces operational costs by eliminating the need for frequent refueling

Centralized Manufacturing

The 6-year low enriched uranium fueling cycle drastically reduces operational costs by eliminating the need for frequent refueling



August 2026 Investor Presentation

14

Technology

August 2026

Regulatory & Licensing Advantages

Hadron's unique design and licensing strategy grants key regulatory and licensing advantages.

Decades of Licensing History

LWRs have been in commercial operation for ~70 years, providing a robust foundation of operating data and licensing framework

The only NRC approved Reactor

LWRs represent 100% of operating reactors in the U.S. due to their proven technology & established regulatory familiarity

Compact Modular Design

Avoiding the complex regulations of large SMRs, our streamlined architecture ensures faster permitting and flexible deployment

Pre-Approved LEU Fuel

Utilizing Low-Enriched Uranium (LEU) leverages an established regulatory framework, avoiding the extended approval timelines of exotic fuels



August 2026 Investor Presentation

15

Roadmap August 2026

Progress & Path Forward

WHAT WE HAVE ACCOMPLISHED

NRC approval of the Quality Assurance Program Description

June 4, 2026

FIRST FOR A LIGHT-WATER MICROREACTOR

Regulatory & Licensing

- NRC Letter of Intent Submitted
- NRC Regulatory Engagement Plan Submitted
- Pre-Application Meetings with NRC (More planned and ongoing)
- NRC Public Meetings (More planned and ongoing)
- Quality Assurance Program Description Topical Report Formally Approved
- Principal Design Criteria White Paper submitted

Design, Technical & Business

- Established foundational design and safety aspects informed by regulatory eng.
- Halo demonstration simulator development launched.
- Core & primary system architecture defined
- First U.S. patent application published · US 2026/0128185 A1
- Early Customer Identification

OUR PATH FORWARD

Design Development & Verification	Licensing Applications	Manufacturing & Testing	Commercial Deployment

Forward-looking statement. The activities described under Our Path Forward reflect current plans and priorities and are subject to change, including as a result of regulatory feedback, technical developments, and factors outside the Company's control. They do not represent all steps required to design, license, manufacture, or deploy a commercial reactor. See the Forward-Looking Statements section of this presentation

16

Industry Tailwinds

August 2026

Recent Execution

Hadron has built the capital, supply chain, and institutional foundation required to execute as a public company.


Hadron Energy
HADRON ENERGY ENGAGES
COREIR
To Lead Investor Relations Strategy and Execution in the Public Markets
HDRN NasdaqListed

INVESTOR RELATIONS

CORE IR engaged to lead investor relations and capital markets communications following the Nasdaq listing.


DLA PIPER
Hadron Energy Engages DLA Piper's Government Affairs Team to Advance Federal Commercial Deployment of the HALO™ Microreactor

FEDERAL ENGAGEMENT

DLA Piper's Government Affairs team engaged to advance federal commercial deployment, bringing senior policy counsel including former Senator Richard Burr.


Micro Integral Nuclear Reactor

INTELLECTUAL PROPERTY

First U.S. patent application published in May 2026. US 2026/0128185 A1, Micro Integral Nuclear Reactor, covering the integral architecture behind the Halo MMR.


GSE SOLUTIONS
Hadron Energy

OPERATOR READINESS

GSE Solutions selected to deliver the full-scope, high-fidelity training simulator for the Halo MMR, supporting NRC operator licensing under 10 CFR Part 55.


CONVERDYN
Hadron Energy

DOMESTIC FUEL SUPPLY

Uranium conversion services agreement with ConverDyn, marketing agent for the only commercial UF_6 conversion facility operating in the United States.


Hadron Energy
OFFICIALLY
NASDAQ LISTED
HDRN NasdaqListed

PUBLIC AND CAPITALIZED

Completed the business combination with GigCapital7 in May 2026, receiving approximately $31 million in equity with zero debt. Now trading on Nasdaq under HDRN.

17

Scalability

Scalability & Efficiency

Compact Power. Massive Impact.

Intermittent generation requires overbuild, storage, and extensive transmission infrastructure to ensure reliability. Hadron's 10 MWe microreactors deliver always-on power directly at the point of demand, eliminating dependency on grid expansion. Compact, co-located with data centers, and factory-deployed, they represent the most space- and infrastructure-efficient path to firm, decarbonized power. Distributed deployment of thousands of units enables materially lower total system cost by reducing transmission, distribution, and system integration overhead.



August 2026 Investor Presentation

18

Team

August 2026

Hadron Energy	10MW Light Water Design	Westinghouse AP1000	HITACHI BWRX-300	OKLO	X-energy
Compact Footprint	More effective land usage than other renewable energy sources (<1 acre)	1,000+ acres site work (Vogtle 3 & 4)	6.7-acre protected area	~4-5 acres	26 acres (4-pack, Seadrift)
+ **Tried-and-true components**	Shared supply chain with today's operating light water fleet	Proven PWR; GW-scale complexity	Proven BWR lineage; FOAK in construction	Unreliable sodium cooled reactors	Helium HTGR, TRISO pebble bed
+ **Quality Controlled Manufacturing**	Avoid expense and delays during construction compared to larger reactor deployments	Site megaproject; 8 yrs late, ~2.5x budget	Site-constructed; deep-shaft civil works	Site-constructed (Kiewit EPC)	Site-assembled 4-pack
+ **Centrally Built, Standard Shipping**	Commodity production line output, shipped on standard road, rail and sea	Not shipped as a unit	Not shipped as a unit	Not shipped as a unit	Not shipped as a unit
+ **Behind The Meter, Not Just On Site**	MMR (Micro Modular Reactor) form factor, allows for behind the meter placement	Grid-scale only. 1,100+ MWe	Grid-connected. 300 MWe	Flagship campus is front-of-meter	Grid-connected. 320 MWe minimum
= **Deployable, Reliable Power**	Nth-of-a-kind manufacturing and deployment model offering distributed power generation	Decade-plus single-site builds (Vogtle 15 yrs, Darlington 2029-30)		Introduces novel licensing regimes and risk factors that may delay licensing	

Hadron vs Legacy & New Age Reactors

August 2026 Investor Presentation

19

Team

August 2026

All Star Engineering Team. Deep Regulatory Background.

From leading regulatory bodies like the NRC to pioneering launch systems at SpaceX, our all-star team brings frontier engineering expertise, institutional excellence & path to partnerships that can redefine the nuclear ecosystem.

In the months ahead, Hadron will expand its team across digital reactor systems, advanced manufacturing, and safety architecture, bringing together world-class engineers and builders to accelerate prototype development and carry our reactor from simulation to reality.


REGULATORY
SCIENTIFIC
INDUSTRY
U.S. HOUSE OF REPRESENTATIVES
U.S.NRC
ASME
NASA
UNIVERSITY OF MICHIGAN
SPACEX
Massachusetts Institute of Technology
OHIO STATE
Westinghouse
TerraPower
Sargent & Lundy
PARSONS
NUSCALE

August 2026 Investor Presentation

20

Team

August 2026

We've Built The Team That Can Deliver The Future of Energy

(1) Contract Positions



Samuel Gibson
Founder & CEO
Serial Entrepreneur and 2 time ASME Global Engineering Leader

Hadron Energy



Eric Williams
Executive VP of Engineering
Previously Executive Vice President & COO at TerraPower

TerraPower



Ross Ridenoure
Chief Nuclear Officer
Three Time CNO at Parsons, Southern California Edison, & Omaha Public Power District

PARSONS



Ken Canavan
Chief Operating Officer
Previously held executive leadership positions at EPRI & Westinghouse (CTO)

Westinghouse



Rahul Shukla
Chief Financial Officer
Previously Chief Accounting Officer at Stem, Inc.

stem



Olivia Hand, P.E.
Director of Reactor Design
Previously Principal Engineering positions at TerraPower & NuScale

TerraPower



Brian Arnholt
Director of Reactor Systems
Previously Principal Engineer & Engineering Manager for I&C at NuScale Power

Sargent & Lundy



Jason Christensen
Director of Quality Assurance
Previously Senior Engineering positions ar INL & USNRC

INL Idaho National Laboratory



Andrea Veil
Head of Reactor Licensing (1)
Previously Director of the Office of Nuclear Reactor Regulation (NRR)

U.S.NRC



Benoit Forget, PhD
Advisor, Reactor Physics (1)
Head of Nuclear Science and Engineering at MIT

MIT Massachusetts Institute of Technology

August 2026 Investor Presentation

21

Team

August 2026


BOARD OF DIRECTORS
Dr. Avi Katz
EXECUTIVE CHAIRMAN OF THE BOARD
Compensation - Nominating & Corporate Governance
Dr. Raluca Dinu
CHAIR, COMPENSATION COMMITTEE
Nominating & Corporate Governance Committee
Bryan Timm
CHAIR, AUDIT COMMITTEE
Member, Compensation Committee
Samuel Gibson
FOUNDER & CEO
Non-Independant Board Member
Robert Lewis
BOARD MEMBER
Nominating & Corp. Governance - Audit
Ralph Hunter
BOARD MEMBER
Audit - Nominating & Corp. Governance
Raanan Horowitz
CHAIR, NOMINATION & GOVERNANCE
Member of the Audit Committee
Amb. Adrian Zuckerman
CHAIR, NOMINATING & CORP. GOV.
Member, Compensation Committee
Ross Ridenoure
CHIEF NUCLEAR OFFICER
Ken Canavan
CHIEF OPERATIONS OFFICER
Rahul Shukla
CHIEF FINANCIAL OFFICER
Eric Williams
EVP OF ENGINEERING
Jason Christensen
DIRECTOR OF QUALITY ASSURANCE
Robert Sukhudyan
VP OF BRAND & MARKETING
Stacee Kruskamp
SENIOR PROJECT MANAGER
Artem Sergienko
CONTROLLER
Brian Arnholt
DIRECTOR OF REACTOR SYSTEMS
Andrew Ward
DIRECTOR OF CORE DESIGN
Olivia Hand
DIRECTOR OF REACTOR DESIGN
Rufino Ayala
LEAD I&C ENGINEER
Paul Pigman
LEAD REFUELING ENGINEER
Lander Ibarra
PRINCIPAL THERMAL HYDRAULICS ENGINEER
Ian Francis
PRA ENGINEER
Stephen Moore
PRINCIPAL MECHANICAL FLUIDS ENGINEER
Nick Bell
SENIOR FLUIDS SYSTEMS ENGINEER
Matthieu Dagousset
REACTOR CORE & NEUTRONICS ENGINEER
Carlos Norena
NUCLEAR ENGINEER
Victor Szapiro
MECHANICAL ENGINEER
Amir LaGasse
MECHANICAL ENGINEERING INTERN
Will Acquaviva
MECHANICAL ENGINEERING INTERN
CONTRACTORS · EXTERNAL
Andrea Veil
SVP, LICENSING & REGULATORY AFFAIRS
Ben Forget
REACTOR PHYSICS LEAD
Raymond Cao
RADIATION & INSTRUMENTATION LEAD
Ryan Mott
DIRECTOR OF LICENSING AND OPERATIONS
Chris Cragg
PRA CONSULTANT
Avi Meyer
CAD & DRAFTING CONTRACTOR
DD
Debbie Detch
CONTRACTOR

Organization Chart

August 2026 Investor Presentation

22

Demonstrated Traction August 2026

NUCLEAR IS SLOW BUT WE ARE FAST

We've assembled an all-star engineering team, listed on Nasdaq, launched digital twin development, and filed 5 patents, both utility and design, alongside securing 6 copyrights and trademarks. Our breakthrough patent-pending MMR core design anchors a strong IP foundation as we engage with the DOD, DOE, and NRC. Having alreadyengaged at the letter of intent stage with more than 6 potential customers, Hadron is scaling fast.

Market Overview

- Letter of Support Signed by U.S. President for Hadron
- DOE Projects Power Growth of 15-20% by 2035[1]
- 100% of Approved Reactors in the U.S. are Light Water Designs
- Strong Push for Low Carbon Energy Solutions

Commercial Traction

- **Multiple GWs Pipeline** of Near-term Opportunities and active engagements with Leading Hyperscalers
- **Smartland Energy** - Strategic investment and a multi-project deployment framework covering up to five behind-the-meter power projects, each sized at approximately 150 MWe

Product

- 6-year Refueling Cycle
- 60-Year Useful Life
- 10 MW of Electrical Power
- 45 MW of Thermal Power

Regulatory & Scientific Engagements

U.S.NRC · INL Idaho National Laboratory · IAEA · NEI · America's Navy · American Nuclear Society · Los Alamos National Laboratory · U.S. Department of Defense · U.S. Department of Energy

August 2026 Investor Presentation 23

Learn about asdasdasdaour Learn about our vision vasdasdasdasdasdasdision e grid - Building the futur clean, compact, unstoppable. 24 Thank you